Exhibit 10.48

AMENDMENT NO. 1

TO EMPLOYMENT AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Employment Agreement (the “Agreement”) dated as of October 25, 2016 by and between US LBM Holdings, LLC, a Delaware limited liability company (the “Company”), and Patrick McGuiness (“Executive”) is dated as of February 28, 2018.  Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, the Executive and the Company wish to modify the Agreement as set forth in this Amendment, in accordance with Section 17 of the Agreement, to reflect the expiration of the Executive’s allowance for temporary accommodations as of October 30, 2017 (the “Effective Date”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Amendment to Section 3(d).  Effective as of the Effective Date, Section 3(d) of the Agreement is amended and restated in its entirety as follows:

“3(d) During the Employment Period, Executive will be entitled to an automobile allowance of $1000 per month, which shall be payable by the Company in regular installments, in accordance with the Company’s general payroll practices, in effect from time to time.”

2.                                      No Other Amendments or Supplements to the Agreement.  On and after the date hereof, each reference in the Agreement (including in Section 12 thereof) to “this Agreement”, “herein”, “hereof”, “hereunder” or words of similar import shall mean and be a reference to the Agreement as amended and supplemented hereby.  Any reference in the Agreement to “the date hereof” or similar words of similar import shall continue to refer to October 25, 2016 and, except as otherwise expressly provided herein, all other terms and conditions of the Agreement shall remain unchanged and continue in full force and effect.

3.                                      Other Terms.  The provisions of Sections 10—17 and Sections 22 and 23 of the Agreement shall apply mutatis mutandis to this Amendment, and to the Agreement as modified by this Amendment, taken together as a single agreement, reflecting the terms therein as modified hereby.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed on its behalf as of the day and year first above written.

US LBM Holdings, LLC

By:	/s/ L. T. Gibson
Name: L.T. Gibson
Title: Chief Executive Officer

PATRICK MCGUINESS

/s/ Patrick McGuiness
Patrick McGuiness, individually

[Signature Page to Amendment No. 1 to Employment Agreement]